UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.
EMMIS COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

For Immediate Release
Wednesday, June 23, 2010
Contact:          Patrick M. Walsh
Ryan A. Hornaday
317-266-0100
Emmis Communications Corporation Files Amended Documents,
and JS Acquisition, Inc. Announces Extension of
Cash Tender Offer to Purchase Class A Common Stock of Emmis
     Indianapolis, IN (NASDAQ: EMMS) — June 23, 2010 — Emmis Communications Corporation (“Emmis”) announced today that it has filed with the Securities and Exchange Commission amended disclosure documents relating to its offer (the “Exchange Offer”) to issue its 12% PIK Senior Subordinated Notes due 2017 in exchange for its currently outstanding 6.25% Series A Cumulative Convertible Preferred Stock. Emmis has not commenced the Exchange Offer and expects to do so shortly after completion of the SEC review process. Any securities tendered into the Exchange Offer prior to its commencement will be returned to the holder tendering the securities. Emmis will issue a press release announcing the Exchange Offer once it has commenced.
     In addition, Emmis has been informed that JS Acquisition, Inc., an Indiana corporation (“JS Acquisition”) owned by Jeffrey H. Smulyan, the Chairman, Chief Executive Officer and President of Emmis, is extending until 5:00 p.m., New York City time, on Friday, July 30, 2010, its offer (the “JS Acquisition Tender Offer”) to purchase substantially all of Emmis’ outstanding shares of Class A Common Stock for $2.40 per share in cash in order to be able to coordinate the timing of the planned deadlines of the JS Acquisition Tender Offer and the Exchange Offer.
     For more information, please contact BNY Mellon Shareowner Services, which serves as Information Agent and Exchange Agent in connection with the Exchange Offer. The Information Agent’s telephone number is (201) 680-6579 or (866) 301-0524 (toll free) and the Exchange Agent’s telephone number is (201) 680-6579 or (800) 777-3674 (toll free).
About Emmis
     Emmis Communications Corporation is a diversified media company, principally focused on radio broadcasting. Emmis operates the 8th largest publicly traded radio portfolio in the United States based on total listeners. As of February 28, 2010, Emmis owns and operates seven FM radio stations serving the nation’s top three markets — New York, Los Angeles and Chicago, although one of Emmis’ FM radio stations in Los Angeles is operated pursuant to a Local Marketing Agreement whereby a third party provides the programming for the station and sells all advertising within that programming. Additionally, Emmis owns and operates fourteen FM and two AM radio stations with strong positions in St. Louis, Austin (Emmis has a 50.1% controlling interest in Emmis’ radio stations located there), Indianapolis and Terre Haute, IN.
     In addition to Emmis’ domestic radio properties, Emmis operates an international radio business and publishes several city and regional magazines. Internationally, Emmis owns and operates national radio networks in Slovakia and Bulgaria. Emmis’ publishing operations consists of Texas Monthly, Los Angeles, Atlanta, Indianapolis Monthly, Cincinnati, Orange Coast, and Country Sampler and related magazines. Emmis also engages in various businesses ancillary to Emmis’ broadcasting business, such as website design and development, broadcast tower leasing and operating a news information radio network in Indiana.

     Emmis’ news releases and other information are available on the company’s website at www.emmis.com.
IMPORTANT INFORMATION
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR EXCHANGE OR THE SOLICITATION OF AN OFFER TO SELL OR EXCHANGE CLASS A COMMON STOCK, PREFERRED STOCK, STOCK OPTIONS, RESTRICTED STOCK, DEBT OR OTHER SECURITIES OF EMMIS.
JS ACQUISITION HAS COMMENCED AN OFFER TO PURCHASE SHARES OF CLASS A COMMON STOCK OF EMMIS PURSUANT TO THE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL, DATED JUNE 2, 2010 (TOGETHER WITH AMENDMENTS AND SUPPLEMENTS THERETO, THE “TENDER OFFER DOCUMENTS”) THAT WAS FILED UNDER COVER OF A COMBINED SCHEDULE TO/13E-3 TRANSACTION STATEMENT WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE TENDER OFFER DOCUMENTS HAVE BEEN DISTRIBUTED TO EMMIS’ SHAREHOLDERS. THIS PRESS RELEASE IS NOT A SUBSTITUTE FOR THE TENDER OFFER DOCUMENTS.
SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE TENDER OFFER DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE TENDER OFFER. INVESTORS MAY OBTAIN FREE COPIES OF THE TENDER OFFER DOCUMENTS AT THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, COPIES OF THE TENDER OFFER DOCUMENTS MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO BNY SHAREOWNER SERVICES, THE INFORMATION AGENT FOR THE TENDER OFFER, AT 1-866-301-0524. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER.
IN CONNECTION WITH THE TENDER OFFER, EMMIS INTENDS TO COMMENCE AN OFFER TO ISSUE NEW 12% PIK SENIOR SUBORDINATED NOTES DUE 2017 IN EXCHANGE FOR EMMIS’ 6.25% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK (THE “EXCHANGE OFFER”). ALSO, IN CONNECTION WITH THE EXCHANGE OFFER AND THE TENDER OFFER, EMMIS WILL BE SOLICITING PROXIES (THE “PROXY SOLICITATION”) FROM ITS COMMON AND PREFERRED SHAREHOLDERS TO VOTE IN FAVOR OF CERTAIN PROPOSED AMENDMENTS TO EMMIS’ ARTICLES OF INCORPORATION. EMMIS HAS NOT COMMENCED EITHER THE EXCHANGE OFFER OR THE PROXY SOLICITATION. THE EXCHANGE OFFER AND PROXY SOLICITATION WILL BE COMMENCED PURSUANT TO A DEFINITIVE OFFER TO EXCHANGE, DEFINITIVE PROXY STATEMENTS AND THEIR RESPECTIVE LETTERS OF TRANSMITTAL AND OTHER RELATED MATERIALS (THE “DEFINITIVE DOCUMENTS”) THAT WILL BE DISTRIBUTED TO EMMIS’ SHAREHOLDERS AND FILED WITH THE SEC. THIS PRESS RELEASE IS NOT A SUBSTITUTE FOR THE DEFINITIVE DOCUMENTS.
SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE DEFINITIVE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE PROPOSED EXCHANGE OFFER AND THE PROXY SOLICITATION. THE DEFINITIVE DOCUMENTS WILL BE FILED WITH THE SEC. INVESTORS MAY OBTAIN FREE COPIES OF THE DEFINITIVE DOCUMENTS THAT WILL BE FILED WITH THE SEC (WHEN AVAILABLE) AT THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, COPIES OF THE DEFINITIVE DOCUMENTS MAY BE OBTAINED FOR FREE (WHEN AVAILABLE) BY DIRECTING SUCH REQUESTS TO BNY SHAREOWNER SERVICES, THE INFORMATION AGENT FOR THE EXCHANGE OFFER AND PROXY SOLICITATION, AT 1-866-301-0524. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE DOCUMENTS PRIOR TO MAKING ANY

DECISION WITH RESPECT TO THE PROPOSED EXCHANGE OFFER OR THE PROXY SOLICITATION.
EMMIS AND ITS DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THAT SOLICITATION OF PROXIES. INFORMATION REGARDING EMMIS’ DIRECTORS AND EXECUTIVE OFFICERS IS DETAILED IN ITS PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K, PREVIOUSLY FILED WITH THE SEC AND THE PRELIMINARY PROXY STATEMENT WITH RESPECT TO THE PROPOSED AMENDMENTS, AS MAY BE AMENDED FROM TIME TO TIME, WHICH WAS FILED WITH THE SEC ON MAY 27, 2010. SUCH INFORMATION WILL ALSO BE CONTAINED IN THE DEFINITIVE DOCUMENTS, ONCE THEY ARE AVAILABLE.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This press release includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.
Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 and Preliminary Proxy Statement/Offer to Exchange filed with the SEC on May 27, 2010, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed transactions described above due to the failure to satisfy the conditions required to complete the proposed transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the proposed transactions, (3) the ability to recognize the benefits of the proposed transactions, (4) the amount of the costs, fees, expenses and charges related to the proposed transactions, (5) general industry conditions such as the competitive environment, (6) regulatory matters and risks, (7) legislative developments, (8) changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the proposed transactions may not be satisfied, and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time period.
Many of the factors that will determine the outcome of the subject matter of this press release are beyond Emmis’ ability to control or predict. Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ filings with the SEC, including but not limited to its Annual Report on Form 10-K for the fiscal year ended February 28, 2010 and Preliminary Proxy Statement/Offer to Exchange filed with the SEC on May 27, 2010. These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.